                      VAN KAMPEN SENIOR FLOATING RATE FUND

                      STATEMENT OF ADDITIONAL INFORMATION

  Van Kampen Senior Floating Rate Fund (the "Fund") is a non-diversified, closed-end management investment company whose investment objective is to provide a high level of current income, consistent with preservation of capital. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated March 15, 1999 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling 1-800-341-2911, or for Telecommunications Device for the Deaf, 1-800-421-2833. This Statement of Additional Information incorporates by reference the entire Prospectus.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objective and Policies and Special Risk
  Considerations............................................  B- 2
Investment Restrictions.....................................  B- 2
Trustees and Officers.......................................  B- 4
Portfolio Transactions......................................  B- 8
Management of the Fund......................................  B-10
Dividend Reinvestment Plan..................................  B-12
Net Asset Value.............................................  B-13
Taxation....................................................  B-14
Repurchase of Shares........................................  B-16
Independent Accountants' Report.............................  B-18
Financial Statements for the Period Ended July 31, 1998.....  B-19
Notes to Financial Statements...............................  B-27

  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 15, 1999,
                        AS SUPPLEMENTED ON JULY 20, 1999

                       INVESTMENT OBJECTIVE AND POLICIES
                        AND SPECIAL RISK CONSIDERATIONS

  The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective through investment primarily in a professionally managed portfolio of interests in floating or variable rate Senior Loans to Borrowers. Although the Fund's net asset value will vary, the Fund's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize the fluctuations in the Fund's net asset value as a result of changes in interest rates. The Fund's net asset value may be affected by changes in the credit quality of Borrowers with respect to Senior Loan interests in which the Fund invests. An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objective. For further discussion of the characteristics of Senior Loan interests and associated special risk considerations, see "Investment Objective and Policies" and "Special Risk Considerations" in the Prospectus.

                            INVESTMENT RESTRICTIONS

  The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Shares. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. In accordance with the foregoing, the Fund may not:

   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund's assets, the Fund may invest up to 25% of its assets in the securities of any one issuer. For purposes of this restriction, the term issuer includes both the Borrower under a Loan Agreement and the Lender selling a Participation to the Fund together with any other persons interpositioned between such Lender and the Fund with respect to a Participation.

   2. Purchase any security if, as a result of such purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of Borrowers and other issuers having their principal business activities in the same industry (the electric, gas, water and telephone utility industries, commercial banks, thrift institutions and finance companies being treated as separate industries for purposes of this restriction); provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

   3. Issue senior securities (including borrowing money or entering into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes, or pledge its assets other than to secure such issuance or in connection with hedging transactions, when-issued and delayed delivery transactions and similar investment strategies. The Fund will not purchase additional portfolio securities at any time that borrowings, including the Fund's commitments pursuant to reverse repurchase agreements, exceed 5% of the Fund's total assets (after giving effect to the amount borrowed).

   4. Make loans of money or property to any person, except for obtaining interests in Senior Loans in accordance with its investment objective, through loans of portfolio securities or the acquisition of securities subject to repurchase agreements.

   5. Buy any security "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of such transactions is considered the purchase of a security on margin.

   6. Sell any security "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except to the extent that the hedging transactions in which the Fund may engage would be deemed to be any of the foregoing transactions.

   7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of or granting of interests in Senior Loans or other securities acquired by the Fund.

   8. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under Loan Agreements would be deemed to constitute such control or participation.

   9. Invest in securities of other investment companies, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. The Fund will rely on representations of Borrowers in Loan Agreements in determining whether such Borrowers are investment companies.

  10. Buy or sell oil, gas or other mineral leases, rights or royalty contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements. In addition, the Fund may purchase securities of issuers which deal in, represent interests in or are secured by interests in such leases, rights or contracts.

  11. Purchase or sell real estate, commodities or commodities contracts except pursuant to the exercise by the Fund of its rights under Loan Agreements, except to the extent the interests in Senior Loans the Fund may invest in are considered to be interests in real estate, commodities or commodities contracts and except to the extent that hedging instruments the Fund may invest in are considered to be commodities or commodities contracts.

  12. Notwithstanding the investment policies and restrictions of the Fund, upon approval of the Board of Trustees, the Fund may invest all or part of its investable assets in a management investment company with substantially the same investment objective, policies and restrictions as the Fund.

  For purposes of investment restriction number 2, the Fund will consider all relevant factors in determining whether to treat the Lender selling a Participation and any persons interpositioned between such Lender and the Fund as an issuer, including: the terms of the Loan Agreement and other relevant agreements (including inter-creditor agreements and any agreements between such person and the Fund's custodian); the credit quality of such Lender or interpositioned person; general economic conditions applicable to such Lender or interpositioned person; and other factors relating to the degree of credit risk, if any, of such Lender or interpositioned person incurred by the Fund.

  The Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders.

  FUND STRUCTURE. The Fund's fundamental investment policies and restrictions give the Fund the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Fund converts to a master-feeder structure, the existing shareholders of the Fund would continue to hold their shares of the Fund and the Fund would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion. Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Fund would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Fund's Board of Trustees presently does not intend to affect any conversion of the Fund to a master-feeder structure.

                             TRUSTEES AND OFFICERS

  The table below sets forth the officers and trustees of the Fund, their principal occupations for the last five (5) years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen"), Van Kampen Investment Advisory Corp. (the "Adviser"), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc., the distributor of the Fund's shares ("VKF"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Investor Services Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company and Van Kampen Exchange Corp. the Adviser and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" currently consists of 42 investment companies (including the Fund) advised by the Adviser or its affiliates that have the same members on each investment company's Board of Trustees. Unless otherwise noted the address of each of the Trustees and officers is 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555.

DENNIS J. MCDONNELL,* DATE OF BIRTH 05/20/42, PRESIDENT, CHAIRMAN OF THE BOARD AND TRUSTEE. Mr. McDonnell is Executive Vice President and a Director of Van Kampen, President, Chief Operating Officer and a Director of the Advisers, Van Kampen Advisors Inc., and Van Kampen Management Inc. Director or officer of certain other subsidiaries of Van Kampen. Mr. McDonnell is also a Director of Global Decisions Group LLC. Prior to July of 1998, Director and Executive Vice President of VK/AC Holding, Inc. Prior to September of 1996, Mr. McDonnell was Chief Executive Officer and Director of MCM Group, Inc., McCarthy, Crisanti & Maffei, Inc. and Chairman and Director of MCM Asia Pacific Company, Limited and MCM (Europe) Limited. Mr. McDonnell is also President, Chairman of the Board, Trustee and Managing General Partner of each of the funds in the Fund Complex and President of other investment companies advised by the Advisers or their affiliates.

THEODORE A. MYERS, DATE OF BIRTH 08/03/30, TRUSTEE. Mr. Myers is a Senior Financial Advisor of Qualitech Steel Corporation, a manufacturer of special quality bar products, as well as iron carbide (a steel scrap substitute). Mr. Myers is a Director of COVA Series Trust of COVA Financial Life Insurance (formerly known as Xerox Life). He is also a member of the Arthur Anderson Chief Financial Officer Advisory Committee. Prior to 1997, Mr. Myers was a Director of McClouth Steel, and prior to July of 1996, Mr. Myers was an Executive Vice President and Chief Financial Officer of Qualitech Steel Corporation. Prior to August, 1993, Mr. Myers was Senior Vice President, Chief Financial Officer and a Director of Foods Brand America (formerly known as Doskocil Companies, Inc.), a food processing and distribution company. Prior to January, 1990, Mr. Myers was Vice President and Chief Financial Officer of Inland Steel Industries. His address is 550 Washington Avenue, Glencoe, Illinois 60022. Mr. Myers is also a Trustee, Director and Managing General Partner of each of the funds in the Fund Complex.

ROD DAMMEYER, DATE OF BIRTH 11/05/40, TRUSTEE. Mr. Dammeyer is Managing Partner of Equity Group Investments, Inc. (EGI), a company that makes private equity investments in other companies, and Vice Chairman and Director of Anixter International Inc., a value-added provider of integrated networking and cabling solutions that support business information and network infrastructure requirements (employed by Anixter since 1985). Prior to 1997, Mr. Dammeyer was President, Chief Executive Officer and a Director of Great American Management & Investment, Inc., a diversified manufacturing company. He is also a member of the Board of Directors of TeleTech Holdings Inc., Lukens, Inc., Metal Management, Inc., Stericycle, Inc., Transmedia Networks, Inc., Jacor Communications, Inc., CNA Surety, Corp., IMC Global Inc., Antec Corporation, Groupo Azucarero Mexico (GAM) and Kent State University Foundation. Mr. Dammeyer was previously a Director of Santa Fe Energy Resources, Inc., Falcon Building Products, Inc., Lomas Financial Corporation, Santa Fe Pacific Corporation, Q-Tel, S.A. de C.V. and Servicios Financieros Quadrum, S.A. Prior to 1998, Mr. Dammeyer was a Director of Capsure Holdings Corp., Revco D.S., Inc., the Chase Manhattan Corporation National Advisory Board and Sealy, Inc. His address is Two North Riverside Plaza,

Suite 1950, Chicago, Illinois 60606. Mr. Dammeyer is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

DAVID C. ARCH, DATE OF BIRTH 07/17/45, TRUSTEE. Mr. Arch is Chairman and Chief Executive Officer of Blistex Inc., a consumer health care product's manufacturer. Director of Elmhurst College and the Illinois Manufacturers' Association. His address is 1800 Swift Drive, Oak Brook, Illinois 60523. Mr. Arch is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

STEVEN MULLER, DATE OF BIRTH 11/22/27, TRUSTEE. Dr. Muller is Chairman of The 21(st) Century Foundation (public affairs). He is President Emeritus of The Johns Hopkins University. He is also a Director of Beneficial Corporation (bank holding company) and Millpore Corporation (biotechnology). Prior to December, 1997, Dr. Muller was a director of the Common Sense Trust and, prior to May, 1997, a Director of BT Alex. Brown & Sons (investment banking). His address is The Johns Hopkins University, Suite 711, 1619 Massachusetts Avenue, N.W., Washington, D.C. 20036. Dr. Muller is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

HOWARD J KERR, DATE OF BIRTH 11/17/35, TRUSTEE. Mr. Kerr is President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Mr. Kerr is also a Director of Canbra Foods, Ltd., a Canadian oilseed crushing, refining, processing and packaging operation. Prior to 1991, Mr. Kerr was President, Chief Executive Officer and Chairman of the Board of Directors of Grabill Aerospace Industries, Ltd. His address is 736 North Western Ave., P.O. Box 317, Lake Forest, Illinois 60045. Mr. Kerr is a Trustee and Managing General Partner of each of the funds in the Fund Complex.

DON G. POWELL,* DATE OF BIRTH 10/19/39, TRUSTEE. Mr. Powell is currently a member of the board of governors and executive committee for the Investment Company Institute, and a member of the Board of Trustees of the Houston Museum of Natural Science. Immediate past chairman of the Investment Company Institute. Prior to January 1999, Chairman and a Director of Van Kampen Investments, the Advisers, the Distributor and Investor Services and Director or officer of certain other subsidiaries of Van Kampen Investments. Prior to July of 1998, Director and Chairman of VK/AC Holding, Inc. Prior to November 1996, President, Chief Executive Officer and a Director of VK/AC Holding, Inc. Trustee/Director of each of the funds in the Fund Complex and Trustee of other funds advised by the Advisers or Van Kampen Management Inc.

HUGO F. SONNENSCHEIN, DATE OF BIRTH 11/14/40, TRUSTEE. Mr. Sonnenschein is President of the University of Chicago. Mr. Sonnenschein is a member of the Board of Trustees of the University of Rochester and a member of its investment committee. Prior to July, 1993, Mr. Sonnenschein was Provost of Princeton University, and, from 1988 to 1991, Mr. Sonnenschein was Dean of the School of Arts and Sciences at the University of Pennsylvania. Mr. Sonnenschein is a member of the National Academy of Sciences and a fellow of the American Academy of Arts and Sciences. His address is 5801 South Ellis Avenue, Suite 502, Chicago, Illinois 60637. Mr. Sonnenschein is also a Trustee and Managing General Partner of each of the funds in the Fund Complex.

WAYNE W. WHALEN,* DATE OF BIRTH 08/22/39, TRUSTEE. Mr. Whalen is a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom (Illinois), legal counsel to each of the funds in the Fund Complex, and other investment companies advised by the Advisers or their affiliates. His address is 333 West Wacker Drive, Chicago, Illinois 60606. Mr. Whalen is also a Trustee and Managing General Partner of each of the funds in the Fund Complex and Trustee and Director of other investment companies advised by the Adviser or their affiliates.

PETER W. HEGEL, DATE OF BIRTH 06/25/56, VICE PRESIDENT. Mr. Hegel is Executive Vice President and Portfolio Manager of the Adviser. He is Executive Vice President of Asset Management, Van Kampen Management, Inc. and Van Kampen Advisors Inc. Prior to September of 1996, he was a Director of McCarthy, Crisanti & Maffei, Inc. He is Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

JEFFREY W. MAILLET, DATE OF BIRTH 09/30/56, VICE PRESIDENT. Mr. Maillet is Senior Vice President and Portfolio Manager of the Adviser. He is Senior Vice President of Van Kampen Management Inc. and Asset Management.

EDWARD C. WOOD, III, DATE OF BIRTH 01/11/56, VICE PRESIDENT. Mr. Wood is Senior Vice President of Van Kampen, the Advisers and Van Kampen Management Inc. He is also Senior Vice President and Chief Operating Officer of VKF. Mr. Wood is Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

CURTIS W. MORELL, DATE OF BIRTH 08/04/46, VICE PRESIDENT AND CHIEF ACCOUNTING OFFICER. Mr. Morell is Senior Vice President of Van Kampen and the Advisers. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Morell is Vice President and Chief Accounting Officer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

WESTON B. WETHERELL, DATE OF BIRTH 06/15/56, ASSISTANT SECRETARY. Mr. Wetherell is Vice President, Associate General Counsel and Assistant Secretary of Van Kampen, VKF, the Advisers and of certain other subsidiaries of Van Kampen. Prior to September of 1996, Mr. Wetherell was Assistant Secretary of McCarthy, Crisanti & Maffei, Inc. Mr. Wetherell is an Assistant Secretary of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

NICHOLAS DALMASO, DATE OF BIRTH 03/01/65, ASSISTANT SECRETARY. Mr. Dalmaso is Vice President, Assistant Secretary and Associate General Counsel of Van Kampen, VKF, the Advisers and of certain other subsidiaries of Van Kampen. Mr. Dalmaso is Assistant Secretary of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

JAMES J. BOYNE, DATE OF BIRTH 04/10/66, ASSISTANT SECRETARY. Mr. Boyne is Vice President, Associate General Counsel and Assistant Secretary of Van Kampen, VKF, the Advisers, Van Kampen Investor Services Inc., and of certain other subsidiaries of Van Kampen. Prior to July of 1998, Mr. Boyne was Vice President, Associate General Counsel and Assistant Secretary of VK/AC Holding, Inc. Prior to September of 1996, Mr. Boyne was Assistant Secretary of McCarthy, Crisanti & Maffei, Inc. He is Assistant Secretary of the Fund, Van Kampen Prime Rate Income Trust and Van Kampen Senior Income Trust.

SCOTT E. MARTIN, DATE OF BIRTH 08/20/56, ASSISTANT SECRETARY. Mr. Martin is Senior Vice President, Deputy General Counsel and Secretary of Van Kampen, VKF, the Advisers, Van Kampen Investor Services Inc., and of certain other subsidiaries of Van Kampen. Prior to July of 1998, Mr. Martin was Senior Vice President, Deputy General Counsel and Assistant Secretary of VK/AC Holding, Inc. Prior to September of 1996, Mr. Boyne was Deputy General Counsel and Secretary of McCarthy, Crisanti Maffei, Inc. He is a Assistant Secretary of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

JOHN L. SULLIVAN, DATE OF BIRTH 08/20/55, VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER. Mr. Sullivan is First Vice President of Van Kampen and the Advisers. Mr. Sullivan is Chief Financial Officer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

STEVEN M. HILL, DATE OF BIRTH 10/16/64, ASSISTANT TREASURER. Mr. Hill is Vice President of Van Kampen and the Advisers. Mr. Hill is Treasurer of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

TANYA M. LODEN, DATE OF BIRTH 11/19/59, CONTROLLER. Ms. Loden is Vice President of Van Kampen and the Advisers. Her address is 2800 Post Oak Blvd., Houston, TX 77056. Ms. Loden is Controller of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

MICHAEL ROBERT SULLIVAN, DATE OF BIRTH 03/30/33, ASSISTANT CONTROLLER. Mr. Sullivan is Assistant Vice President of Van Kampen and the Advisers. His address is 2800 Post Oak Blvd., Houston, TX 77056. Mr. Sullivan is Assistant Controller of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers and their affiliates.

     *Such trustees are "interested persons" as defined in the 1940 Act. Messrs. McDonnell and Powell are interested persons of the Adviser and the Fund by reason of their position at the Adviser. Mr. Whalen is an interested person of the Fund by reason of his law firm having acted as legal counsel to the Fund.

The officers and Trustees hold the same positions with other funds in the Fund Complex. The officers and Trustees as a group own less than 1% of the Fund's outstanding Shares. The compensation of the officers and trustees who are affiliated persons (as defined in the 1940 Act) of the Adviser, VKF or Van Kampen is paid by the respective entity. The Fund pays the compensation of all other officers and trustees of the Fund. Funds in the Fund Complex, including the Fund, pay the Trustees who are not affiliated persons of the Adviser, VKF or Van Kampen, an annual Fund Complex retainer (generally equal to the product of $2,500 times the number of funds in the Fund Complex), which retainer is then allocated among the funds in the Fund Complex based on their relative net assets, and $250 per fund per meeting of the Board of Trustees, as well as reimbursement of expenses incurred in connection with such meetings. Under the Fund's retirement plan, trustees who are not affiliated with the Adviser, VKF or Van Kampen, have at least ten years of service (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 60, are eligible to receive a retirement benefit equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Fund's deferred compensation plan, a trustee who is not affiliated with the Adviser, VKF or Van Kampen can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund or other funds in the Fund Complex selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of other funds in the Fund Complex in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Subject to certain exceptions and limitations, as fully described in Section 5.3 of the Fund's Declaration of Trust on file with the SEC, the Fund indemnifies every Trustee and officer of the Fund against liabilities and expenses reasonably incurred or paid in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his being or having been a Trustee or officer. Such indemnification is unavailable for any Trustee or officer who is deemed to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of his duties or to not have acted in good faith in the reasonable belief that his action was in the best interest of the Fund.

COMPENSATION TABLE

                                                                              FUND COMPLEX
                                                         ------------------------------------------------------
                                                             ESTIMATED
                                         ESTIMATED       AGGREGATE PENSION                           TOTAL
                                         AGGREGATE         OR RETIREMENT        ESTIMATED        COMPENSATION
                                        COMPENSATION     BENEFITS ACCRUED    AGGREGATE ANNUAL   BEFORE DEFERRAL
                                      BEFORE DEFERRAL       AS PART OF        BENEFITS UPON        FROM FUND
              NAME(1)                 FROM THE FUND(2)      EXPENSES(3)       RETIREMENT(4)       COMPLEX(5)
              -------                 ----------------   -----------------   ----------------   ---------------
David C. Arch.......................        $603              $10,861            $97,500           $160,875
Rod Dammeyer........................         603               19,532             97,500            161,125
Howard J Kerr.......................         603               37,215             96,250            161,125
Steven Muller.......................         603               22,683              7,500            161,125
Theodore A. Myers...................         603               66,530             81,750            161,125
Hugo F. Sonnenschein................         603               18,878             97,500            161,125
Wayne W. Whalen.....................         597               22,126             97,500            160,625

---------------
(1) Messrs. McDonnell and Powell are affiliated persons of the Adviser, VKF and Van Kampen, and do not receive compensation or retirement benefits from the Fund.

(2) The amounts shown in this column are the Aggregate Compensation of the Fund before deferral by the trustees under the deferred compensation plan during its last completed fiscal year ended July 31, 1998. The following trustees deferred all or a portion of their compensation from the Fund during the fiscal year ended July 31, 1998: Mr. Dammeyer $603; Mr. Sonnenschein $603; Mr. Kerr $250; and Mr. Whalen $597. The cumulative deferred compensation (including interest) accrued with respect to each Trustee from the Fund as of July 31, 1998 is as follows: Mr. Dammeyer $614; Mr. Sonnenschein $600; Mr. Kerr $250; and Mr. Whalen $591. The deferred compensation plan is described above the table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of these funds selected by the trustees in order to match the deferred compensation obligation.

(3) The amounts shown in this column represent the sum of the estimated Pension or Retirement Benefit Accruals expected to be accrued by the 41 operating funds in the Fund Complex as of December 31, 1998 for their respective fiscal years end in 1998. The retirement plan is described above the table.

(4) The amounts shown in this column represent the sum of the estimated annual benefits payable per year by the 41 operating funds in the Fund Complex as of December 31, 1998 for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such trustee's retirement to those trustees who retire at or over the age of 60 and with at least ten years of service to the Fund. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the Aggregate Compensation of 41 operating investment companies in the Fund Complex for the year ended December 31, 1998 before deferral by the trustees under the deferred compensation plan. Amounts deferred are retained by the respective fund and earn a rate of return determined by reference to either the return on the Common Shares of the Fund or common shares of other funds in the Fund Complex as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Whalen and Powell, the Trustees are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen received Total Compensation of $285,825, for the year ended December 31, 1998.

                             PORTFOLIO TRANSACTIONS

  With respect to interests in Senior Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund, although a more developed market may exist for certain Senior Loans. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to the Lender selling Participations or Assignments to the Fund. The Adviser will determine the Lenders from whom the Fund will purchase Assignments and Participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Although the Fund intends generally to hold interests in Senior Loans until maturity or prepayment of the Senior Loan, the illiquidity of many Senior Loans may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund's interests in Senior Loans at a fair price should the Fund desire to sell such interests. See "Special Risk Considerations" in the Prospectus. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans. Because of certain limitations imposed by the 1940 Act, this may restrict the Fund's ability to acquire some Senior Loans. The Adviser does not believe that this will have a material effect on the Fund's ability to acquire Senior Loans consistent with its investment policies.

  With respect to investments other than in Senior Loans, the Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the Adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits so obtained are available for all clients of the Adviser. Because statistical and other research information only supplements the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce materially its expenses. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration the fact that certain firms have sold Common Shares of the Fund and that certain firms provide market, statistical or other research information to the Fund and the Adviser and may select firms that are affiliated with the Fund, the Adviser, VKF or Van Kampen. For the fiscal year ended July 31, 1998, the Fund paid brokerage commissions of $0.

  If it is believed to be in the best interest of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of services described above, even if the Fund will have to pay a higher commission (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if the Adviser did not consider the broker's furnishing of such services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of the services.

  If purchases or sales of financial instruments for the Fund and for one or more other investment companies or clients advised by the Adviser are considered at or about the same time, transactions in such financial instruments will be allocated among the several investment companies and clients, in a manner deemed equitable by the Adviser, to each such investment company or client, taking into account their respective sizes and the aggregate amount of financial instruments to be purchased or sold. In this regard allocations of Senior Loans by the Adviser will be made taking into account a variety of factors, including the assets of such clients then available for investment in Senior Loans, such clients' relative net asset value and such clients' investment objectives, policies and limitations. Although in some cases this procedure could have a detrimental effect on the price paid by the Fund for the financial instrument or the volume of the financial instrument purchased by the Fund, the ability to participate in volume transactions and to negotiate lower commissions, fees and expenses possibly could benefit the Fund.

  Although the Adviser will be responsible for the management of the Fund's portfolio, the policies and practices in this regard must be consistent with the foregoing and will be subject at all times to review by the Trustees of the Fund. The Fund anticipates that the annual portfolio turnover rate will not exceed 100%.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act, which requires that the commissions paid to affiliates of the Fund, or to affiliates of such persons, be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar financial instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After review of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commissions given to brokers that are affiliated with the Fund.

                             MANAGEMENT OF THE FUND

THE ADVISER

  The Adviser was incorporated as a Delaware corporation in 1982. The Adviser is a wholly-owned subsidiary of Van Kampen. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555.

  Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $75 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Dean Witter Investment Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.

INVESTMENT ADVISORY AGREEMENT

  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund will continue in effect until December 19, 1999 and thereafter from year to year, unless earlier terminated as described below, if approved annually (a) by the Trustees of the Fund or by a majority of the Fund's Shares and (b) by a majority of the Trustees who are not parties to the agreement or interested persons of any such party, in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days written notice by either party (in the case of the Fund, such termination may be effected by the Board of Trustees or by a majority of the Shares) and will automatically terminate in the event of assignment. The Adviser may in its sole discretion from time to time waive all or a portion of the advisory fee or reimburse the Fund for all or a portion of its other expenses.

  The investment advisory agreement (the "Advisory Agreement") between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of financial institutions through whom the Fund's portfolio transactions are executed. The Adviser also furnishes necessary facilities and equipment, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions. For the fiscal year ended July 31, 1998, the Fund recognized investment advisory fees pursuant to the Advisory Agreement of $756,106.

  The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

  The Trustees are responsible for the overall management and supervision of the Fund's affairs. The Adviser's activities are subject to the review and supervision of the Trustees to whom the Adviser renders periodic reports of the Fund's investment activities. The Advisory Agreement continues in effect from year to year only if specifically approved by the Trustees, and by the disinterested Trustees, or the Fund's holders of Shares in compliance with the requirements of the 1940 Act. The Advisory Agreement may be terminated without penalty upon 60 days' written notice by either party and will terminate automatically in the event of assignment.

THE ADMINISTRATOR

  The administrator for the Fund is Van Kampen (in such capacity, the "Administrator"). For the fiscal year ended July 31, 1998, the Fund recognized administrative fees pursuant to the Administration Agreement of $198,975.

  The Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of financial instruments in its portfolio, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates, expenses (including clerical expenses) of issuance, sale or repurchase of any of the Fund's portfolio holdings, expenses in connection with the Fund's dividend reinvestments, membership fees in trade associations, expenses of registering and qualifying the Shares of the Fund for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing holders of Shares, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of holders of Shares, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of Trustees of the Fund who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in the Advisory Agreement or the Administration Agreement and any extraordinary expenses of a nonrecurring nature.

SERVICE PLAN

  In addition to the fees and expenses described herein, the Fund has adopted a Service Plan (the "Service Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc., as if such rule were applicable. The Service Plan has been approved by the independent Trustees of the Fund, who have no direct or indirect financial interest in the Service Plan, and by all of the Trustees of the Fund.

  The Service Plan provides that the Fund may make payments of service fees for personal services and/or the maintenance of shareholder accounts to VKF and broker-dealers and other persons in amounts not exceeding .25% of the Fund's average daily net assets for any fiscal year. The Trustees of the Fund have initially implemented the Service Plan by authorizing the Fund to make quarterly service fee payments to VKF and broker-dealers in amounts not expected to exceed
 .15% of the Fund's average daily net assets for each fiscal year. For the fiscal year ended July 31, 1998, the Fund recognized service fees pursuant to the Service Plan of $73,602.

  The Service Plan shall continue in effect indefinitely for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Service Plan or any agreements related to the Service Plan (the "Plan Trustees") and (ii) all of the Trustees then in office cast in person at a meeting (or meetings) called for the purpose of voting on this Service Plan. The Service Plan may not be amended to increase materially the payments described herein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Fund in the manner described above. The Service Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Under the Service Plan, the Trustees shall review at least quarterly a written report of the amounts expended under the Service Plan and the purposes for which such expenditures were made.

  So long as the Service Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Fund shall be committed to the discretion of the Trustees who are not such interested persons of the Adviser. The Trustees have determined that in their judgment there is a reasonable likelihood that the Service Plan will benefit the Fund and its shareholders.

OTHER AGREEMENTS

  LEGAL SERVICES AGREEMENT. The Fund and each of the other funds advised by the Adviser and distributed by VKF have entered into a Legal Services Agreements pursuant to which Van Kampen provides legal services, including without limitation: accurate maintenance of the Funds' minute books and records, preparation and oversight of the Funds' regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by VKF also receive legal services from Van Kampen. Of the total costs for legal services provided to funds distributed by VKF, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

                           DIVIDEND REINVESTMENT PLAN

  The Fund offers a Dividend Reinvestment Plan (the "Plan"). Under the Plan Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in additional Shares. Unless you elect to participate in the Plan, you will receive distributions in cash.

  State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for Shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, at net asset value. The valuation date will be the dividend or distribution payment date or, if that date is not a business day, the next preceding business day.

  The Plan Agent maintains each Shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Shares will be held by the Plan Agent in non-certificated form in the name of the participant, and each Shareholder's proxy will include those Shares purchased pursuant to the Plan. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund.

  In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record Shareholders as representing the total amount registered in the record Shareholder's name and held for the account of beneficial owners who are participating in the Plan.

  The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Shareholders of the Fund at least 90 days before the record date for the dividend distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Shareholders of the Fund.

  All registered Shareholders (other than brokers or nominees) will be mailed information regarding the Plan, including a form with which they may elect to participate in the Plan. Shareholders who intend to hold their Shares through a broker or nominee should contact such person to confirm that they may participate in the Plan and to determine the effect, if any, that a transfer of the account by the shareholder to another broker or nominee will have on continued participation in the Plan. A Shareholder may withdraw from the Plan at any time by contacting the Plan Agent at the address or telephone number set forth below. There is no penalty for non-participation in or withdrawal from the Plan, and Shareholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections should be directed to the Plan Agent and should include the name of the Fund and the Shareholder's name and address as registered. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Shareholder to take all subsequent dividends and distributions in cash. Elections will only be effective for dividends and distributions declared after, and with a record date of at least ten days after, such elections are received by the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan as provided above, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. All correspondence concerning the dividend reinvestment plan should be directed to the State Street Bank and Trust Company, as Plan Agent, c/o Van Kampen

Investor Services Inc., P.O. Box 418256, Kansas City, MO 64153-9256. Please call
(800) 341-2911 between the hours of 7:00 a.m. and 7:00 p.m. Central Standard Time if you have questions regarding the Plan.

                                NET ASSET VALUE

  The net asset value per share of the Fund's Shares is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of Shares outstanding. The net asset value will be computed on each business day as of 5:00 p.m. Eastern time. The Fund reserves the right to calculate the net asset value more frequently if deemed desirable.

  The value of the Fund's portfolio will be determined by the Adviser, following guidelines established and periodically reviewed by the Trustees. Interests in Senior Loans will be valued by the Adviser on behalf of the Fund on the basis of market quotations and transactions in instruments which the Adviser believes may be comparable to Senior Loan interests with respect to the following characteristics: credit quality, interest rate, interest rate redetermination period and maturity. Such instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loan interests in the Fund's portfolio. In determining the relationship between such instruments and the Senior Loan interests in the Fund's portfolio, the Adviser will consider on an ongoing basis, among other factors, (i) the credit worthiness of the Borrower and (ii) the current interest rate, the period until next interest rate redetermination and maturity of such Senior Loan interests. It is expected that the Fund's net asset value will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund's net asset value is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of fixed-income or longer term securities. The Adviser believes that Lenders selling Senior Loan interests or otherwise involved in a Senior Loan transaction may tend, in valuing Senior Loan interests for their own account, to be less sensitive to interest rate and credit quality changes and, accordingly, the Adviser does not intend to rely solely on such valuations in valuing the Senior Loan interests for the Fund's account. In addition, because a secondary trading market in Senior Loans has not yet fully developed, in valuing Senior Loans, the Adviser may not rely solely on but may consider, to the extent the Adviser believes such information to be reliable, prices or quotations provided by banks, dealers or pricing services with respect to secondary market transactions in Senior Loans. To the extent that an active secondary market in Senior Loan interests develops to a reliable degree, the Adviser may rely to an increasing extent on such market prices and quotations in valuing the Senior Loan interests in the Fund's portfolio. In light of the senior nature of Senior Loan interests that may be included in the Fund's portfolio and taking into account the Fund's access to non-public information with respect to Borrowers relating to such Senior Loan interests, the Adviser does not currently believe that consideration on a systematic basis of ratings provided by any nationally recognized statistical rating organization or price fluctuations with respect to long- or short-term debt of such Borrowers subordinate to the Senior Loans of such Borrowers is necessary for the determination of the value of such Senior Loan interests. Accordingly, the Adviser generally will not systematically consider (but may consider in certain instances) and, in any event, will not rely upon such ratings or price fluctuations in determining the value of Senior Loan interests in the Fund's portfolio.

  Other portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation.

  Short-term obligations which mature in 60 days or less will be valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less, or will be valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements will be valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets will be valued at fair value as determined in good faith by or on behalf of the Trustees.

  Through February 17, 1999, the Fund's net asset value has ranged from a high of $10.09 to a low of $10.00 since its commencement of investment operations on March 27, 1998.

                                    TAXATION

FEDERAL INCOME TAXATION

  The Fund intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; and (b) diversify its holdings so that at the end of each quarter of the Fund's taxable year (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets or more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

  If the Fund so qualifies and distributes each year to its Shareholders at least 90% of its net investment income (including among other things, interest and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), in each year, it will not be required to pay federal income taxes on any income distributed to Shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to Shareholders. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least an amount equal to the sum of (a) 98% of its ordinary income for such year and (b) 98% of its capital gain net income (which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income was distributed to its Shareholders) and all distributions out of earnings and profits would be taxed to Shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to Shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to Shareholders. For example, with respect to certain securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

DISTRIBUTIONS

  Distributions of the Fund's net investment income are taxable to Shareholders as ordinary income, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to Shareholders at the rates applicable to long-term capital gains regardless of the length of time Shares of the Fund have been held by such Shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such Shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rate" below. It is not expected that any portion of the distributions from the Fund will be eligible for the dividends received deduction for corporations. The Fund will inform Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  Shareholders receiving distributions in the form of additional Shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the Shares received, determined as of the distribution date. The basis of such Shares will equal the fair market value of such shares on the distribution date.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to Shareholders of record on a specified date in such a month and paid during January of the following year will be treated as having been distributed by the Fund and received by the Shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, Shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, in certain circumstances, to withhold 31% of taxable dividends and certain other payments, including redemptions, paid to Shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications, or who are otherwise subject to backup withholding. Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or shares) at a rate of 30% or such lower rate as prescribed by an applicable income tax treaty.

SALE OF SHARES

  Except as discussed below, selling Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares and the amount received. If such Shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. It is possible, although the Fund believes it is unlikely, that, in connection with a tender offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions subject to tax as ordinary income for non-tendering shareholders. The federal income tax consequences of repurchase of Shares pursuant to tender offers will be disclosed in the related offering documents. Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

  Capital Gains Rate. The maximum tax applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

GENERAL

  The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of Shares, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                              REPURCHASE OF SHARES

  The Fund may from time to time enter into one or more credit agreements to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Fund has entered into a Second Amendment and Restatement of Credit Agreement dated as of June 14, 1999 (the "Credit Agreement") among the Fund and Van Kampen Prime Rate Income Trust (the "Co-Borrower") as borrowers, the banks party thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 to the Fund and the Co-Borrower, which is not secured by the assets of the Fund or Co-Borrower or other collateral. As of the date hereof neither the Fund nor the Co-Borrower has drawn any of the funds available under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Fund with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

  a. Each of the Fund and Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the $500 million credit facility, provided that the aggregate amount of loans to the Fund or the Co-Borrower on an individual basis cannot exceed twelve and one half percent (12.5%) of the net asset value of the Fund or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens). Pursuant to guidelines applicable to the Fund and the Co-Borrower, any Loans to the Fund and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Fund and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including, without limitation, relative net assets of the Fund and Co-Borrower, amounts requested by the Fund and Co-Borrower, and availability of other sources of cash to meet each parties' needs.

  b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Fund or Co-Borrower as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.45%, provided, however, that during the period from December 17, 1999 through January 14, 2000, the rate shall be the federal funds rate plus 0.575%, or
     (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus 0.45% per annum, provided, however, that during the period from December 17, 1999 through January 14, 2000, the rate shall be IBOR plus 0.575%. Each of the Fund and Co-Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate loan, from one (1) day to sixty (60) days from the date of the loan, as selected by the Fund or Co-Borrower as applicable in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods in effect as defined in the Credit Agreement.

  c. The Fund paid approximately $5,320 of fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Fund is obligated to pay its pro rata share (based on the relative net assets of the Fund and Co-Borrower) of a commitment fee computed at the rate of 0.09% per annum on the average daily unused amount of the facility.

  d. The principal amount of any loans made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Fund and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Fund or Co-Borrower as applicable gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

  e. The drawdown of the initial Loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Fund and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes").

     The drawdown of each Loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation, (i) the providing of notice with respect to the Loan, (ii) the asset coverage ratio for the applicable borrower, being at least 8 to 1; (iii) there being no default or event of default in existence; (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true and (v) there being no loans outstanding with the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing date.

  f. The Credit Agreement contains various affirmative and negative covenants of the Fund and Co-Borrower, including, without limitation, obligations:
      (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 12.5% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

  g. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Fund's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Fund or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Fund or Co-Borrower, as applicable; (vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Fund's or Co-Borrower's, as applicable, investment adviser.

  h. The credit facility provided pursuant to the Credit Agreement will terminate on June 13, 2000 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

  The Fund intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans which will be acquired and from proceeds from the sale of Shares.

  During the pendency of any tender offer by the Fund, the Fund will calculate daily the net asset value of the Shares and will establish procedures which will be specified in the tender offer documents, to enable Shareholders to ascertain readily such net asset value. The relative illiquidity of some of the Fund's portfolio securities could adversely impact the Fund's ability to calculate net asset value in connection with determinations of pricing for tender offers, if any. Each offer will be made and Shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder.

  Tendered Shares that have been accepted and repurchased by the Fund will be held in treasury and may be retired by the Board of Trustees. Treasury Shares will be recorded and reported as an offset to Shareholders' equity and accordingly will reduce the Fund's total assets. If Treasury Shares are retired, Shares issued and outstanding and capital in excess of par value will be reduced accordingly.

  If the Fund must liquidate portfolio securities in order to repurchase Shares tendered, the Fund may realize gains and losses.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Senior Floating Rate Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Floating Rate Fund (the "Fund"), including the portfolio of investments, as of July 31, 1998, and the related statements of operations, cash flows and changes in net assets and financial highlights for the period from March 27, 1998 (commencement of investment operations) to July 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1998, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Floating Rate Fund as of July 31, 1998, the results of its operations, cash flows, the changes in its net assets and financial highlights for the period from March 27, 1998 (commencement of investment operations) to July 31, 1998, in conformity with generally accepted accounting principles.

                                                     KPMG LLP

Chicago, Illinois

September 4, 1998

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                              Bank Loan Ratings+
 Amount                                                                Moody's        S&P
  (000)                             Borrower                               (Unaudited)         Stated Maturity*        Value
--------------------------------------------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS  79.5%
            AEROSPACE/DEFENSE  1.5%
 $ 4,990    Aerostructures Corp., Term Loan..........................  NR             NR           12/31/03         $  4,990,387
     981    Whittaker Corp., Term Loan...............................  NR             NR           05/31/03              980,770
     300    Whittaker Corp., Revolving Credit........................  NR             NR           05/31/01              300,000
                                                                                                                    ------------
                                                                                                                       6,271,157
                                                                                                                    ------------
            AUTOMOTIVE  1.2%
   5,111    Breed Technologies, Inc., Term Loan......................  B1             BB     04/27/04 to 04/27/06      5,111,156
                                                                                                                    ------------
            BROADCASTING -- CABLE  1.2%
   5,000    Insight Communication Co., L.P., Term Loan...............  NR             NR           03/31/05            5,001,861
                                                                                                                    ------------
            BROADCASTING -- TELEVISION  4.6%
   8,684    NTL (UK) Group, Term Loan................................  NR             NR           12/31/05            8,684,233
  10,000    Sinclair Broadcasting, Term Loan.........................  Ba2            BB-          09/15/05           10,000,067
                                                                                                                    ------------
                                                                                                                      18,684,300
                                                                                                                    ------------
            CHEMICALS, PLASTICS AND RUBBER  3.3%
   6,500    High Performance Plastics, Inc., Term Loan...............  NR             NR           03/31/05            6,500,000
   7,172    Sterling Pulp Chemicals, Inc., Term Loan.................  Ba3            NR           09/30/04            7,171,585
                                                                                                                    ------------
                                                                                                                      13,671,585
                                                                                                                    ------------
            CONSTRUCTION MATERIALS  1.3%
   5,217    Enclosures Holding Corp., Term Loan......................  NR             NR           02/28/05            5,217,216
                                                                                                                    ------------
            CONTAINERS, PACKAGING AND GLASS  3.4%
   5,985    American Bottling, Term Loan.............................  NR             NR           05/01/07            5,985,000
   1,651    Huntsman Packaging Corp., Term Loan......................  Ba2            BB-          12/31/02            1,650,698
   2,365    Huntsman Packaging Corp., Revolving Credit...............  Ba2            BB-          12/31/02            2,365,445
   4,162    Stone Container Corp., Term Loan.........................  Ba3            B+           10/01/03            4,161,672
                                                                                                                    ------------
                                                                                                                      14,162,815
                                                                                                                    ------------
            DIVERSIFIED MANUFACTURING  2.8%
  10,833    Intesys Technologies, Inc., Term Loan....................  NR             NR     06/30/04 to 06/30/06     10,833,351
     763    Intesys Technologies, Inc., Revolving Credit.............  NR             NR           06/30/04              762,671
                                                                                                                    ------------
                                                                                                                      11,596,022
                                                                                                                    ------------
            ECOLOGICAL  0.8%
   3,236    Safety-Kleen Corp., Term Loan............................  Ba3            BB     04/03/05 to 04/03/06      3,236,282
                                                                                                                    ------------
            ELECTRONICS  1.8%
   7,500    Amphenol Corp., Term Loan................................  Ba3            B+           05/19/04            7,506,835
                                                                                                                    ------------
            FARMING & AGRICULTURE  2.4%
   4,995    Seminis, Inc., Term Loan.................................  NR             NR     12/31/03 to 12/31/04      4,994,995
   4,937    Walco International, Term Loan...........................  NR             NR           03/31/04            4,968,246
                                                                                                                    ------------
                                                                                                                       9,963,241
                                                                                                                    ------------
            FINANCE  8.9%
  10,000    Bridge Information Systems, Inc., Term Loan..............  NR             NR           05/27/05           10,000,000
   9,375    Meditrust Corp., Term Loan...............................  NR             NR           07/15/99            9,375,162
   6,992    OSI Holdings Corp., Term Loan............................  B2             NR           10/15/04            6,991,941
  10,000    Paul G. Allen, Term Loan.................................  NR             NR           06/10/03            9,999,827
                                                                                                                    ------------
                                                                                                                      36,366,930
                                                                                                                    ------------
            HEALTHCARE  4.9%
  20,000    Vencor, Inc., Term Loan..................................  B1             B+           01/15/05           20,000,035
                                                                                                                    ------------
            HOME & OFFICE FURNISHINGS  1.6%
   6,500    Imperial Home Decor Group, Inc., Term Loan...............  B1             B+     03/13/05 to 03/13/06      6,500,000
                                                                                                                    ------------

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

Principal                                                              Bank Loan Ratings+
 Amount                                                                Moody's        S&P
  (000)                             Borrower                               (Unaudited)         Stated Maturity*        Value
--------------------------------------------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS, AND GAMING  2.4%
 $10,000    Aladdin Gaming, LLC., Term Loan..........................  B2             NR           08/26/06         $ 10,000,279
                                                                                                                    ------------
            MACHINERY  4.7%
   4,455    Numatics, Inc., Term Loan................................  Ba3            B+     03/19/04 to 09/19/05      4,454,386
  15,000    Ocean Rig (Norway), Term Loan............................  NR             NR           06/01/08           15,000,701
                                                                                                                    ------------
                                                                                                                      19,455,087
                                                                                                                    ------------
            PAPER AND FOREST PRODUCTS  3.7%
  15,000    Le Group Forex, Inc., Term Loan..........................  NR             BB           06/30/05           15,000,000
                                                                                                                    ------------
            PERSONAL/NON-DURABLE  1.5%
   6,305    Boyd's Collection, Ltd., Term Loan.......................  Ba3            B+           04/21/06            6,305,006
                                                                                                                    ------------
            PRINTING AND PUBLISHING  2.8%
   6,500    Advanstar Communications, Term Loan......................  Ba3            B+           04/30/05            6,500,000
   4,967    TransWestern Publishing, L.P., Term Loan.................  Ba3            B+           10/01/04            4,966,575
                                                                                                                    ------------
                                                                                                                      11,466,575
                                                                                                                    ------------
            RESTAURANTS AND FOOD SERVICE  1.2%
   4,866    Americas Favorite Chicken, Inc., Term Loan...............  Ba3            NR           06/30/02            4,865,998
                                                                                                                    ------------
            RETAIL -- OFFICE PRODUCTS  2.4%
  10,000    U.S. Office Products Co., Term Loan......................  B1             B-           06/09/06           10,000,052
                                                                                                                    ------------
            TELECOMMUNICATIONS -- CELLULAR  9.0%
  34,300    BCP SP, Ltd., Term Loan..................................  NR             NR           03/31/00           33,969,244
   3,000    Cellular, Inc. Financial Corp. (CommNet), Term Loan......  B1             B            09/30/05            3,000,044
                                                                                                                    ------------
                                                                                                                      36,969,288
                                                                                                                    ------------
            TELECOMMUNICATIONS -- HYBRID  0.5%
   2,000    Nextel Finance Co., Term Loan............................  Ba3            B-           09/30/06            2,000,800
                                                                                                                    ------------
            TELECOMMUNICATIONS -- PERSONAL COMMUNICATIONS SYSTEMS 2.4%
   9,975    Omnipoint Communications, Inc., Term Loan................  B2             B            02/17/06            9,975,000
                                                                                                                    ------------
            TELECOMMUNICATIONS -- WIRELESS MESSAGING  2.7%
  11,000    TSR Wireless, LLC, Term Loan.............................  NR             NR           06/30/05           11,000,000
                                                                                                                    ------------
            TEXTILES AND LEATHER  3.2%
   8,279    American Marketing Industries, Inc., Term Loan...........  NR             NR     11/30/04 to 11/30/05      8,279,243
   4,986    Joan Fabrics Corp., Term Loan............................  NR             NR     06/30/05 to 06/30/06      4,985,511
                                                                                                                    ------------
                                                                                                                      13,264,754
                                                                                                                    ------------
            TRANSPORTATION  3.3%
   4,450    Gemini Air Cargo, Inc., Term Loan........................  B1             NR           12/12/02            4,450,000
   9,000    OmniTRAX Railroads, LLC., Term Loan......................  NR             NR           05/14/05            9,000,059
                                                                                                                    ------------
                                                                                                                      13,450,059
                                                                                                                    ------------
TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  79.5%
  (Cost $326,481,619)............................................................................................    327,042,333
                                                                                                                    ------------
SHORT-TERM INVESTMENTS  16.1%
  COMMERCIAL PAPER  7.5%
  CSX Corp. ($7,000,000 par, maturing 08/06/98, yielding 5.77%)..................................................      6,994,390
  Case Credit Corp. ($10,000,000 par, maturing 08/03/98, yielding 5.82%).........................................      9,996,767
  Illinois Power Co. ($790,000 par, maturing 08/04/98, yielding 5.85%)...........................................        789,615
  Western Resources, Inc. ($13,400,000 par, maturing 08/03/98 to 08/13/98, yielding 5.72% to 5.75%)..............     13,397,444
                                                                                                                    ------------
                                                                                                                      31,178,216
                                                                                                                    ------------
  SHORT-TERM LOAN PARTICIPATIONS  8.6%
  Anadarko (Pete.) Corp. ($2,500,000 par, maturing 08/05/98, yielding 5.69%).....................................      2,500,000
  Englehard Corp. ($5,000,000 par, maturing 08/04/98, yielding 5.69%)............................................      5,000,000

                                               See Notes to Financial Statements

                                 July 31, 1998
--------------------------------------------------------------------------------

                                                                                                                     Value
------------------------------------------------------------------------------------------------------------------------------
  SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
  Enron Oil & Gas Co. ($11,800,000 par, maturing 08/03/98, yielding 5.80%).....................................    $11,800,000
  National Rural Utilities Cooperative Finance Corp. ($5,000,000 par, maturing 08/20/98, yielding 5.57%).......      5,000,000
  Ralston Purina Co. ($11,000,000 par, maturing 08/03/98, yielding 5.80%)......................................     11,000,000
                                                                                                                  ------------
                                                                                                                    35,300,000
TOTAL SHORT-TERM INVESTMENTS  16.1%
  (Cost $66,478,216)...........................................................................................     66,478,216
                                                                                                                  ------------
TOTAL INVESTMENTS  95.6%
  (Cost $392,959,835)..........................................................................................    393,520,549
OTHER ASSETS IN EXCESS OF LIABILITIES  4.4%....................................................................     17,914,755
                                                                                                                  ------------
NET ASSETS  100.0%.............................................................................................   $411,435,304
                                                                                                                    ----------

NR = Not rated

 + Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by
   Standard & Poor's Group are considered to be below investment grade.

 * Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR") and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $392,959,835).......................  $393,520,549
Cash........................................................        38,462
Receivables:
  Fund Shares Sold..........................................    16,462,657
  Interest..................................................     2,532,425
Prepaid Expenses............................................       479,486
Unamortized Organizational Costs............................       130,257
Other.......................................................        19,112
                                                              ------------
      Total Assets..........................................   413,182,948
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       491,780
  Initial Offering and Registration Costs...................       471,809
  Investment Advisory Fee...................................       308,459
  Organizational Costs......................................       135,000
  Administrative Fee........................................        97,974
  Distributor and Affiliates................................        73,633
  Service Fee...............................................        45,783
Accrued Expenses............................................       117,395
Trustees' Deferred Compensation and Retirement Plans........         5,811
                                                              ------------
      Total Liabilities.....................................     1,747,644
                                                              ------------
NET ASSETS..................................................  $411,435,304
                                                              ============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 40,992,495 shares issued and
  outstanding)..............................................  $    409,925
Paid in Surplus.............................................   410,157,150
Net Unrealized Appreciation.................................       560,714
Accumulated Undistributed Net Investment Income.............       309,945
Accumulated Net Realized Loss...............................        (2,430)
                                                              ------------
NET ASSETS..................................................  $411,435,304
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($411,435,304 divided by 40,992,495 shares outstanding)...  $      10.04
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                         For the Period March 27, 1998
                    (Commencement of Investment Operations)
                                to July 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $6,476,183
Fees........................................................      19,415
                                                              ----------
    Total Income............................................   6,495,598
                                                              ----------
EXPENSES:
Investment Advisory Fee.....................................     756,106
Administrative Fee..........................................     198,975
Service Fee.................................................     119,385
Printing Costs..............................................      91,588
Shareholder Services........................................      88,345
Custody.....................................................      35,816
Amortization of Organizational Costs........................       9,743
Trustees' Fees and Expenses.................................       6,075
Other.......................................................     248,540
                                                              ----------
    Total Expenses..........................................   1,554,573
    Less Investment Advisory Fees Waived....................     179,972
                                                              ----------
    Net Expenses............................................   1,374,601
                                                              ----------
NET INVESTMENT INCOME.......................................  $5,120,997
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $   (2,430)
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................         -0-
  End of the Period.........................................     560,714
                                                              ----------
Net Unrealized Appreciation During the Period...............     560,714
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $  558,284
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $5,679,281
                                                              ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                         For the Period March 27, 1998
                    (Commencement of Investment Operations)
                                to July 31, 1998
--------------------------------------------------------------------------------

                                                              Period Ended
                                                              July 31, 1998
---------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................    $5,120,997
Net Realized Loss...........................................        (2,430)
Net Unrealized Appreciation During the Period...............       560,714
                                                              ------------
Change in Net Assets from Operations........................     5,679,281
Distributions from Net Investment Income....................    (4,980,066)
                                                              ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........       699,215
                                                              ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...................................   408,647,472
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................     3,263,134
Cost of Shares Repurchased..................................    (1,274,517)
                                                              ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........   410,636,089
                                                              ------------
TOTAL INCREASE IN NET ASSETS................................   411,335,304
NET ASSETS:
Beginning of the Period.....................................       100,000
                                                              ------------
End of the Period (Including undistributed net investment
  income of $309,945).......................................  $411,435,304
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

 For the Period March 27, 1998 (Commencement of Investment Operations) to July
                                    31, 1998
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................  $   5,679,281
                                                              -------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................   (393,520,549)
  Increase in Interest and Fees Receivables.................     (2,532,425)
  Increase in Prepaid Expenses..............................       (479,486)
  Increase in Unamortized Organizational Costs..............       (130,257)
  Increase in Other Assets..................................        (19,112)
  Increase in Offering & Registration Fees..................        471,809
  Increase in Investment Advisory Fees......................        308,459
  Increase in Organizational Costs Payable..................        135,000
  Increase in Accrued Expenses..............................        117,395
  Increase in Administrative Fees...........................         97,974
  Increase in Distributor & Affiliates Payable..............         73,633
  Increase in Service Fees..................................         45,783
  Increase in Deferred Compensation and Retirement Plans
    Expenses................................................          5,811
                                                              -------------
    Total Adjustments.......................................   (395,425,965)
                                                              -------------
NET CASH USED FOR OPERATING ACTIVITIES......................   (389,746,684)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................    392,184,815
Payments on Shares Repurchased..............................     (1,274,517)
Cash Dividends Paid.........................................     (1,225,152)
                                                              -------------
  Net Cash Provided by Financing Activities.................    389,685,146
                                                              -------------
NET DECREASE IN CASH........................................        (61,538)
Cash at Beginning of the Period.............................        100,000
                                                              -------------
CASH AT END OF THE PERIOD...................................  $      38,462
                                                                -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the period indicated.
--------------------------------------------------------------------------------

                                                             March 27, 1998
                                                             (Commencement
                                                             of Investment
                                                             Operations) to
                                                             July 31, 1998
---------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................    $10.000
                                                                -------
  Net Investment Income.....................................       .213
  Net Realized and Unrealized Gain..........................       .034
                                                                -------
Total from Investment Operations............................      0.247
                                                                -------
Less Distributions from Net Investment Income...............      0.210
                                                                -------
Net Asset Value, End of the Period..........................    $10.037
                                                                =======
Total Return*...............................................      2.52%**
Net Assets at End of the Period (In millions)...............    $ 411.4
Ratio of Expenses to Average Net Assets*....................      1.70%
Ratio of Net Investment Income to Average Net Assets*.......      6.33%
Portfolio Turnover..........................................         4%**
* If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets.....................      1.92%
Ratio of Net Investment Income to Average Net Assets........      6.11%

**Non-Annualized

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Floating Rate Fund, formerly known as Van Kampen American Capital Senior Floating Rate Fund (the "Fund"), is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to corporations, partnerships and other entities which operate in a variety of industries and geographical regions. The Fund commenced investment operations on March 27, 1998.

       The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Fund's Variable Rate Senior Loan interests, totaling $327,042,333 (79.5% of net assets) is determined in the absence of actual market values by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Variable Rate Senior Loan interest in the Fund's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Variable Rate Senior Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Variable Rate Senior Loan interests. In determining the relationship between such instruments and the Variable Rate Senior Loan interest, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and the maturity date. To the extent that reliable market transactions in Variable Rate Senior Loan interest have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Variable Rate Senior Loan interests. Because of uncertainty inherent in the valuation process, the estimated value of a Variable Rate Senior Loan interest may differ significantly from the value that would have been used had there been market activity for that Variable Rate Senior Loan interest. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Facility fees received are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $140,000. These costs are being amortized on a straight line basis over the 60 month period ending March 26, 2003. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

                                 July 31, 1998
--------------------------------------------------------------------------------

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

       At July 31, 1998, for federal income tax purposes cost of long- and short-term investments is $392,957,384, the aggregate gross unrealized appreciation is $719,299 and the aggregate gross unrealized depreciation is $156,134 resulting in net unrealized appreciation of $563,165. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses for tax purposes resulting from wash sales.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

       Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent differences of $169,014 relating to certain offering costs which are not deductible for tax purposes have been reclassified from accumulated undistributed net investment income to capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                     AVERAGE NET ASSETS                       % PER ANNUM
-------------------------------------------------------------------------
First $4.0 billion..........................................   .950 of 1%
Next $3.5 billion...........................................   .900 of 1%
Next $2.5 billion...........................................   .875 of 1%
Over $10.0 billion..........................................   .850 of 1%

       In addition, the Fund will pay a monthly administrative fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average net assets of the Fund. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

       For the period ended July 31, 1998, the Fund recognized expenses of approximately $16,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

       For the period ended July 31, 1998, the Fund recognized expenses of approximately $9,700 representing the Administrator's or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

       Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the period ended July 31, 1998, the Fund recognized expenses for their services

                                 July 31, 1998
--------------------------------------------------------------------------------

of approximately $68,400. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At July 31, 1998, paid in surplus aggregated $410,157,150. Transactions in common shares were as follows:

                                                              PERIOD ENDED
                                                              JULY 31, 1998
---------------------------------------------------------------------------
Beginning Shares............................................       10,000
                                                               ----------
Shares Sold.................................................   40,784,384
Shares Issued Through Dividend Reinvestment.................      325,311
Shares Repurchased..........................................     (127,200)
                                                               ----------
Net Increases in Shares.....................................   40,982,495
                                                               ----------
Outstanding Ending Shares...................................   40,992,495
                                                               ==========

4. INVESTMENT TRANSACTIONS

During the period, the costs of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $334,319,527 and $7,911,217, respectively.

5. TENDER OF SHARES

The Board of Trustees currently intends, each quarter, to consider authorizing the Fund to make tender offers for all or a portion of its then outstanding common shares at the net asset value of the common shares at that time. For the period ended July 31, 1998, 127,200 shares were tendered and repurchased by the Fund.

6. EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than one year which are accepted by the Fund for repurchase pursuant to tender offers. The early withdrawal charge of 1.00% will be payable to Van Kampen. For the period ended July 31, 1998, Van Kampen received early withdrawal charges of approximately $11,320 in connection with tendered shares of the Fund.

7. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes

                                 July 31, 1998
--------------------------------------------------------------------------------

the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower.

       At July 31, 1998, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
                    SELLING PARTICIPANT                         (000)       (000)
----------------------------------------------------------------------------------
Bankers Trust...............................................   $ 8,279     $ 8,279
Canadian Imperial Bank of Commerce..........................    19,459      19,461
                                                               -------     -------
Total.......................................................   $27,738     $27,740
                                                               =======     =======

8. SERVICE PLAN

The Fund has adopted a Service Plan (the "Plan") designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Plan governs payments for personal services and/or the maintenance of shareholder accounts.

       Annual fees under the Plan of .15% (.25% maximum) of net assets are accrued daily and paid quarterly. For the period ended July 31, 1998, the Fund paid service fees of $73,602 to Van Kampen.

9. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position our business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but we do not anticipate that the move to Year 2000 will have a material impact on our ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.